UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Subject: Employee Stockholder Voting Instructions

Dear Colleagues,

As a TEGNA employee and stockholder, it is important that you take action to vote your shares as soon as possible.

You should have just received or will receive soon a USPS priority mail package from TEGNA that includes a “GOLD Voting Instruction Form” for your TEGNA 401(k) Savings Plan administered by Vanguard. Please view the attached instructions to vote today via telephone or electronically.

Additionally, if you hold TEGNA shares through Merrill Lynch as an employee stockholder, attached are steps you can take today to vote your GOLD Voting Instruction Form by telephone, Internet or by visiting benefits.ml.com.

Please vote with respect to every account that you hold.

**Please Note**

We would appreciate your voting in advance of the 2021 Annual Meeting of Shareholders. After you vote, if you also want to attend the Annual Meeting, you must pre-register by 5:00 p.m. Eastern Time on May 6, 2021. To pre-register, you will need the control number located on the hard-copy Voting Instruction Form and will also need to upload a photo or scan of your GOLD Voting Instruction Form that includes your control number.

Thank you in advance for voting—we appreciate your support.

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.tegna.com.

TEGNA 401(K) PLAN

GOLD Voting Instruction Form for your 401(k) Plan Shares

As a TEGNA employee and stockholder, it is important that you take action to vote your shares as soon as possible.

You should have just received or will receive soon a USPS priority mail package in the mail from TEGNA Inc. that includes a GOLD Voting Instruction Form for your TEGNA 401(k) Savings Plan shares.

Please view the instructions below to vote today via telephone or electronically.

1.	Confirm that the mailing is from TEGNA Inc.’s 401(k) Savings Program: It should say “GOLD Voting Instruction Form” at the bottom.

2.	Locate your control number located in the box next to the arrow.

3.	Enter your instructions at 1-800-454-8683 or www.proxyvote.com. TEGNA’s Board of Directors recommends that you vote FOR ALL of the Company’s director nominees and FOR the other proposals.

The voting cutoff for your 401(k) Plan shares is Tuesday, May 4 at 11:59 p.m. Eastern Time.

Please vote with respect to every account that you hold.

MERRILL LYNCH

Instructions for TEGNA Employee Stockholders

If you hold shares through Merrill Lynch as an employee stockholder, you should have recently received proxy materials by hard-copy mail or by email from Merrill Lynch, relating to the “GOLD Voting Instruction Form” with which you can vote your shares for the proposals outlined in the proxy materials in connection with TEGNA’s May 7, 2021 Annual Meeting of Shareholders. Your vote is important, so please vote as soon as possible.

There are numerous ways you may vote your Merrill Lynch shares:

1.

See page 2 for instructions that walk you through voting your hard-copy GOLD Voting Instruction Form by telephone (by calling 1-800-454-8683) or by Internet (by visiting www.proxyvote.com) up until 11:59 p.m. Eastern Time on May 6. You can also sign, date and return the GOLD Voting Instruction Form in the postage-paid envelope provided.

Note—If you hold more than 5,000 shares through Merrill Lynch, you will probably also receive a hard-copy mailing of Standard General’s (or “Opposition’s”) proxy materials. Please simply discard them.

It is important to make sure you are voting TEGNA’s GOLD proxy card.

2.   If you earlier opted-in to email delivery, you may also vote by using the email you would have received from Merrill Lynch. Simply click the GOLD “VOTE NOW” button in the email. The button will link you directly to Merrill Lynch’s customer log-in site.

3.	You may also vote your shares through the Merrill Lynch website by visiting benefits.ml.com. Please see the instructions on page 3.

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How to Vote the Gold Proxy Card from Merrill Lynch by Telephone or by Internet

TEGNA INC.
Annual Meeting of Shareholders
This Voting Instruction Form is Solicited on Behalf of the Board of Directors

THIS VOTING INSTRUCTION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE FORM IS SIGNED, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR ALL OF TEGNA'S DIRECTOR NOMINEES AND FOR ITEMS 2, 3 AND 4 AND IN THE DISCRETION OF THE VOTING INSTRUCTION FORM HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE EXCHANGE ACT.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. **ELECTION OF DIRECTORS:** The Board's Nominees are:

01) Gina L. Bianchini	07) Scott K. McCune
02) Howard D. Elias	08) Henry W. McGee
03) Stuart J. Epstein	09) Susan Ness
04) Lidia Fonseca	10) Bruce P. Nolop
05) Karen H. Grimes	11) Neal Shapiro
06) David T. Lougee	12) Melinda C. Witmer

→>> 1. ☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT
To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for which you would like to withhold authority to vote on the line below:

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE

2. **PROPOSAL TO RATIFY** the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2021 fiscal year. --->>> 2. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. **PROPOSAL TO APPROVE, ON AN ADVISORY BASIS,** the compensation of the Company's named executive officers. --->>> 3. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. **COMPANY PROPOSAL TO APPROVE** the Elimination of Supermajority Voting Provisions. --->>> 4. FOR ☐ AGAINST ☐ ABSTAIN ☐

TEGNA INC.
5/7/21

A/C: 00000 00000000 00

000000000

→ 1234 5678 9123 4567

2.

MERRILL LYNCH

P.O. BOX 2011
LAKEWOOD, NJ 08701

****************5-DIGIT
SHAREHOLDER NAME
1234 STREET
YOUR TOWN, 00000-0000

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.
The follow... materials are available at www.p...vote.com
Proxy Statem... | ...holder Letter
Annu... Report

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683
OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME
THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

1. Gold Voting Instruction Form

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒

D49400-Z79685-MGTY

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ---->>> ☐

SIGNATURE(S) ______________ DATE ______________

1.	Confirm that the mailing is from TEGNA Inc.: It should say “GOLD Voting Instruction Form” at the bottom.

2.	Locate your control number located in the box next to the arrow.

3.	Enter your instructions at 1-800-454-8683 or www.proxyvote.com. TEGNA’s Board of Directors recommends that you vote FOR ALL of the Company’s director nominees and FOR the other proposals.

The voting cutoff is Thursday, May 6 at 11:59 p.m. Eastern Time.

Please vote with respect to every account that you hold.

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How to vote your TEGNA shares through the Merrill Lynch customer website

Here are the steps you can take to vote your shares online.

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